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                      EXHIBIT 99.1 - INVESTMENT PERFORMANCE

                                         INVESTMENT PERFORMANCE (1)
($ in millions)
                                                        FULLY REALIZED AND PUBLIC INVESTMENTS (2)
                                                                                                MULTIPLE
                                                NUMBER OF    INVESTED                 GROSS        OF
                                               INVESTMENTS    CAPITAL      VALUE     IRR (4)      COST
INDUSTRY
  Telecommunications, Media & Technology            148       $1,114       $4,737     112.1%      4.3x
  Life Sciences & Healthcare Infrastructure          58          476        1,430      50.7%      3.0x
  Industrial                                        172        1,069        2,780      44.9%      2.6x
  Real Estate                                         2            3            5      57.8%      1.8x
  Consumer, Retail & Services                       138          822        1,577      26.1%      1.9x
  Financial Services                                 25          239          553      63.7%      2.3x
                                                    ---       ------      -------     -----       ---
  TOTAL                                             543       $3,723      $11,082      60.9%      3.0x

ASSET CLASS
  Venture                                           115         $749       $2,954     126.8%      4.0x
  Buyout                                            333        2,022        5,148      44.9%      2.6x
  Growth Equity                                      95          952        2,980      56.7%      3.1x
                                                    ---       ------      -------     -----       ---
  TOTAL                                             543       $3,723      $11,082      60.9%      3.0x

REGION
  North America                                     496       $3,442      $10,268      59.3%      3.0x
  Latin America                                      12          123          274      92.8%      2.2x
  Europe                                             29          151          521      77.2%      3.4x
  Asia                                                6            6           19     117.0%      2.9x
                                                    ---       ------      -------     -----       ---
  TOTAL                                             543       $3,723      $11,082      60.9%      3.0x


                                         INVESTMENT PERFORMANCE (1)
($ in millions)
                                                                  TOTAL FOR ALL INVESTMENTS (3)

                                                 NUMBER OF     INVESTED                   GROSS       MULTIPLE OF
                                                INVESTMENTS     CAPITAL          VALUE    IRR (4)        COST
INDUSTRY
  Telecommunications, Media & Technology             276           $2,131        $6,396     80.7%            3.0x
  Life Sciences & Healthcare Infrastructure          116            1,010         1,933     28.7%            1.9x
  Industrial                                         305            2,506         4,702     28.4%            1.9x
  Real Estate                                         40              343           428     15.4%            1.3x
  Consumer, Retail & Services                        228            1,842         3,017     20.9%            1.6x
  Financial Services                                  49              584           987     33.8%            1.7x
                                                   -----           ------       -------     ----             ---
  TOTAL                                            1,014           $8,416       $17,462     38.9%            2.1x

ASSET CLASS
  Venture                                            282           $1,645        $4,391     88.6%            2.7x
  Buyout                                             502            4,099         8,210     31.3%            2.0x
  Growth Equity                                      230            2,672         4,861     30.3%            1.8x
                                                   -----           ------       -------     ----             ---
  TOTAL                                            1,014           $8,416       $17,462     38.9%            2.1x

REGION
  North America                                      811           $6,843       $14,926     39.9%            2.2x
  Latin America                                       57              517           774     24.9%            1.5x
  Europe                                             100              826         1,288     28.5%            1.6x
  Asia                                                46              230           474     84.5%            2.1x
                                                   -----           ------       -------     ----             ---
  TOTAL                                            1,014           $8,416       $17,462     38.9%            2.1x


See Exhibit 99.2 for the notes referred to above.


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